UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

June 24, 2020
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

001-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken New Jersey	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On June 24, 2020, the Board of Directors of John Wiley & Sons, Inc. (the “Company”) appointed John A. Kritzmacher, the Company’s Executive Vice President and Chief Financial Officer, to serve additionally as the Company’s interim Chief Accounting Officer, effective immediately, following the resignation of Christopher F. Caridi, the Company’s prior Chief Accounting Officer.  During such time as Mr. Kritzmacher serves as the interim Chief Accounting Officer, and continuing after his replacement as Chief Accounting Officer is appointed, Mr. Kritzmacher will continue to serve in his capacity as the Company’s Executive Vice President and Chief Financial Officer.

Mr. Kritzmacher, age 59, originally joined the Company in 2013 as the Company’s Chief Financial Officer.  Prior to that, Mr. Kritzmacher was the CFO of Lucent Technologies, Inc. and Global Crossing, Ltd.
There were no arrangements or understandings between Mr. Kritzmacher and any other persons pursuant to which Mr. Kritzmacher received his appointment.  Mr. Kritzmacher will not receive any adjustment to his salary or any additional compensation in connection with his appointment as the Company’s interim Chief Accounting Officer.

Item 8.01: Other Events

The Company announced on June 25, 2020 that it has raised its quarterly cash dividend to $0.3425 per share, payable on July 22, 2020 for shareholders of record of Class A and Class B Common Stock as of July 7, 2020.  A copy of the press release is being furnished to the Securities and Exchange Commission pursuant to Item 8.01 of Form 8-K and is attached hereto as Exhibit 99.1. The information in this Item 8.01 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01:  Financial Statements and Exhibits

Exhibit No. Description

99.1          Press release dated June 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President,
Chief Financial Officer, and Interim Chief Accounting Officer

Dated: June 25, 2020